UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________ FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2005

CYTOGEN CORPORATION
________________________________________ (Exact Name of Registrant as Specified in Charter)

Delaware	000-14879	22-2322400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ		08540
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 750-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal
Year.

On May 5, 2005, the Board of Directors (the “Board”) of Cytogen Corporation (the “Company”) resolved to immediately amend Article III, Section 2 of the Company’s By-Laws to increase the maximum number of directors permitted to serve on the Board to up to nine. The Company’s Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to such Exhibit.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Cytogen Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOGEN CORPORATION

By:	/s/ Michael D. Becker

Michael D. Becker

President and Chief Executive Officer

Dated:	May 11, 2005

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Cytogen Corporation